UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.22

SEMI-ANNUAL REPORT

AB SUSTAINABLE INTERNATIONAL

THEMATIC FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable International Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

February 9, 2023

This report provides management’s discussion of fund performance for the AB Sustainable International Thematic Fund for the semi-annual reporting period ended December 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

Class A Shares	2.16%	-26.80%

Class C Shares	1.80%	-27.36%

Advisor Class Shares[1]	2.26%	-26.64%

Class R Shares[1]	1.92%	-27.16%

Class K Shares[1]	2.12%	-26.93%

Class I Shares[1]	2.33%	-26.62%

Class Z Shares[1]	2.33%	-26.59%

MSCI ACWI ex USA (net)	2.96%	-16.00%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net), for the six- and 12-month periods ended December 31, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the six-month period, overall security selection drove underperformance, relative to the benchmark. Selection within materials and consumer staples detracted, while selection within technology and financials contributed. Sector selection added. Overweights to communication services and consumer discretionary contributed most, offsetting losses from an overweight to technology and an underweight to energy. Country allocation (a result of bottom-up security analysis combined with fundamental research) was positive. An underweight to China contributed, offsetting losses from an underweight to Australia. From a theme perspective, Health detracted from performance, while Empowerment and Climate contributed.

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For the 12-month period, both stock and sector selection were negative. Security selection drove underperformance. Selection within health care and industrials detracted most. An overweight to technology and an underweight to energy detracted, while overweights to cash held for transactional purposes and health care offset some losses. Country allocation detracted from returns. An overweight to the US detracted, while an underweight to China contributed. From a theme perspective, Health, Climate and Empowerment detracted from performance.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose while emerging-market stocks declined during the six-month period ended December 31, 2022. The global economic outlook deteriorated as persistent inflation and increasingly hawkish central banks—led by the US Federal Reserve (the “Fed”)—elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back as the Fed implemented four consecutive 0.75% interest-rate increases. Equity markets rallied at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back some gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, value stocks rose—outperforming growth stocks, which declined. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose on an absolute basis.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple

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industries. The Team targets a global ex US universe of companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating a massive investment opportunity for companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the SDGs. These themes include the advancement of climate, health and empowerment. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide, that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

(continued on next page)

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The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries, with the stock selection process determining the geographic distribution of the Fund’s investments. The Fund also invests in the equity securities of companies located in the United States with exposure to international markets. The Fund may sell securities that no longer meet the investment criteria described above.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI ex USA is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate

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DISCLOSURES AND RISKS (continued)

or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

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DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-26.80%	-29.91%

5 Years	1.45%	0.57%

10 Years	3.91%	3.46%

CLASS C SHARES

1 Year	-27.36%	-28.08%

5 Years	0.68%	0.68%

10 Years[1]	3.14%	3.14%

ADVISOR CLASS SHARES[2]

1 Year	-26.64%	-26.64%

5 Years	1.70%	1.70%

10 Years	4.18%	4.18%

CLASS R SHARES[2]

1 Year	-27.16%	-27.16%

5 Years	1.04%	1.04%

10 Years	3.56%	3.56%

CLASS K SHARES[2]

1 Year	-26.93%	-26.93%

5 Years	1.37%	1.37%

10 Years	3.89%	3.89%

CLASS I SHARES[2]

1 Year	-26.62%	-26.62%

5 Years	1.72%	1.72%

10 Years	4.27%	4.27%

CLASS Z SHARES[2]

1 Year	-26.59%	-26.59%

Since Inception[3]	-17.68%	-17.68%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.03%, 1.79%, 0.79%, 1.49%, 1.18%, 0.84% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/26/2021.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-29.91%

5 Years	0.57%

10 Years	3.46%

CLASS C SHARES

1 Year	-28.08%

5 Years	0.68%

10 Years[1]	3.14%

ADVISOR CLASS SHARES[2]

1 Year	-26.64%

5 Years	1.70%

10 Years	4.18%

CLASS R SHARES[2]

1 Year	-27.16%

5 Years	1.04%

10 Years	3.56%

CLASS K SHARES[2]

1 Year	-26.93%

5 Years	1.37%

10 Years	3.89%

CLASS I SHARES[2]

1 Year	-26.62%

5 Years	1.72%

10 Years	4.27%

CLASS Z SHARES[2]

1 Year	-26.59%

Since Inception[3]	-17.68%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/26/2021.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,021.60	$5.40	1.06%	$5.45	1.07%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%	$5.45	1.07%
Class C
Actual	$1,000	$1,018.00	$9.31	1.83%	$9.36	1.84%
Hypothetical**	$1,000	$1,015.98	$9.30	1.83%	$9.35	1.84%
Advisor Class
Actual	$1,000	$1,022.60	$4.18	0.82%	$4.23	0.83%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.23	0.83%
Class R
Actual	$1,000	$1,019.20	$7.69	1.51%	$7.74	1.52%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%	$7.73	1.52%
Class K
Actual	$1,000	$1,021.20	$6.06	1.19%	$6.11	1.20%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%	$6.11	1.20%
Class I
Actual	$1,000	$1,023.30	$4.18	0.82%	$4.23	0.83%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.23	0.83%
Class Z
Actual	$1,000	$1,023.30	$3.98	0.78%	$4.03	0.79%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.02	0.79%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

December 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $720.8

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.7% or less in the following: Austria, Canada, China, Hong Kong, Indonesia, Norway and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

December 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

HDFC Bank Ltd.	$21,413,908	3.0%

Partners Group Holding AG	19,165,412	2.7

Erste Group Bank AG	18,992,758	2.6

Aflac, Inc.	18,766,196	2.6

Svenska Handelsbanken AB – Class A	18,741,703	2.6

Nestle SA (REG)	17,791,802	2.5

STERIS PLC	17,552,938	2.4

STMicroelectronics NV	17,506,486	2.4

ASML Holding NV	16,958,431	2.4

NXP Semiconductors NV	16,489,324	2.3

	$183,378,958	25.5%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Financials – 22.6%
Banks – 10.3%
Bank Mandiri Persero Tbk PT	23,564,000	$15,026,637
Erste Group Bank AG	593,612	18,992,758
HDFC Bank Ltd.	1,090,552	21,413,908
Svenska Handelsbanken AB – Class A	1,861,513	18,741,703

		74,175,006

Capital Markets – 6.8%
Deutsche Boerse AG	84,535	14,556,098
London Stock Exchange Group PLC	176,975	15,205,903
Partners Group Holding AG	21,644	19,165,412

		48,927,413

Insurance – 5.5%
Aflac, Inc.	260,859	18,766,196
AIA Group Ltd.	1,384,000	15,284,054
Prudential PLC	444,770	6,064,570

		40,114,820

		163,217,239

Information Technology – 22.6%
Electronic Equipment, Instruments & Components – 4.1%
Flex Ltd.(a)	387,685	8,319,720
Halma PLC	516,241	12,294,254
Keyence Corp.	22,600	8,774,332

		29,388,306

IT Services – 4.3%
Accenture PLC – Class A	59,933	15,992,522
Edenred	281,504	15,320,968

		31,313,490

Semiconductors & Semiconductor Equipment – 12.2%
ASML Holding NV	31,102	16,958,431
Infineon Technologies AG	464,863	14,128,082
MediaTek, Inc.	439,000	8,876,114
NXP Semiconductors NV	104,343	16,489,324
STMicroelectronics NV	492,640	17,506,486
Taiwan Semiconductor Manufacturing Co., Ltd.	974,000	14,145,853

		88,104,290

Software – 2.0%
Dassault Systemes SE	398,575	14,332,625

		163,138,711

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 17.9%
Biotechnology – 1.5%
Abcam PLC (Sponsored ADR)(a)	684,608	$10,652,501

Health Care Equipment & Supplies – 5.6%
Alcon, Inc.	210,543	14,447,243
ConvaTec Group PLC(b)	3,145,974	8,810,832
STERIS PLC	95,040	17,552,938

		40,811,013

Health Care Providers & Services – 2.2%
Apollo Hospitals Enterprise Ltd.	291,765	15,760,802

Life Sciences Tools & Services – 6.4%
Danaher Corp.	61,267	16,261,487
Gerresheimer AG(c)	77,758	5,201,653
ICON PLC(a)	50,408	9,791,754
Tecan Group AG (REG)	33,079	14,807,524

		46,062,418

Pharmaceuticals – 2.2%
Roche Holding AG (Genusschein)	50,369	15,827,831

		129,114,565

Consumer Staples – 9.9%
Food Products – 6.0%
Danone SA	234,815	12,376,096
Kerry Group PLC – Class A	142,277	12,851,930
Nestle SA (REG)	154,029	17,791,802

		43,019,828

Personal Products – 3.9%
Dabur India Ltd.	1,416,562	9,598,242
Haleon PLC(a)	1,874,689	7,417,425
Unilever PLC	220,650	11,140,142

		28,155,809

		71,175,637

Industrials – 7.5%
Commercial Services & Supplies – 1.7%
TOMRA Systems ASA	740,158	12,483,698

Construction & Engineering – 1.6%
WSP Global, Inc.	96,838	11,235,067

Machinery – 3.0%
Husqvarna AB – Class B	956,730	6,719,523
SMC Corp.	35,100	14,656,139

		21,375,662

16 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 1.2%
Experian PLC	262,901	$8,904,019

		53,998,446

Materials – 6.8%
Chemicals – 3.3%
Chr Hansen Holding A/S	178,822	12,863,167
Koninklijke DSM NV	90,025	11,054,585

		23,917,752

Containers & Packaging – 3.5%
Huhtamaki Oyj	332,125	11,377,600
Smurfit Kappa Group PLC	376,249	13,943,921

		25,321,521

		49,239,273

Consumer Discretionary – 2.5%
Auto Components – 1.5%
Autoliv, Inc.	138,238	10,586,266

Automobiles – 1.0%
BYD Co., Ltd. – Class H	300,000	7,360,199

		17,946,465

Utilities – 2.1%
Electric Utilities – 2.1%
Orsted AS(b)	163,211	14,755,196

Energy – 1.9%
Oil, Gas & Consumable Fuels – 1.9%
Neste Oyj	299,377	13,806,365

Communication Services – 1.0%
Diversified Telecommunication Services – 1.0%
Cellnex Telecom SA(b)	213,731	7,089,725

Total Common Stocks (cost $691,893,982)		683,481,622

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.12%(d)(e)(f) (cost $19,950,581)	19,950,581	19,950,581

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.6%
ANZ, London 2.30%, 01/03/2023	GBP	2,992		$3,617,572
BBH, Grand Cayman 0.20%, 01/03/2023	CHF	71		76,445
1.00%, 01/02/2023	NOK	747		76,218
1.05%, 01/02/2023	DKK	535		76,955
Citibank, London 1.10%, 01/02/2023	EUR	68		73,049
Hong Kong & Shanghai Bank, Hong Kong 2.47%, 01/03/2023	HKD	595		76,205
Royal Bank of Canada, Toronto 3.06%, 01/03/2023	CAD	100		73,948
SEB, Stockholm (12.63)%, 01/02/2023	SEK	781		74,814
Standard Chartered Bank, Johannesburg 4.84%, 01/03/2023	ZAR	0	*	4
Sumitomo, Tokyo (0.33)%, 01/04/2023	JPY	9,590		73,074

Total Time Deposits (cost $4,218,284)				4,218,284

Total Short-Term Investments (cost $24,168,865)				24,168,865

Total Investments – 98.2% (cost $716,062,847)				707,650,487
Other assets less liabilities – 1.8%				13,190,737

Net Assets – 100.0%				$720,841,224

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	9,086	GBP	7,335	01/18/2023	$(214,436)
Bank of America, NA	CAD	1,455	USD	1,070	01/19/2023	(4,876)
Bank of America, NA	USD	20,003	KRW	28,588,609	01/30/2023	2,711,576
Bank of America, NA	NOK	55,698	USD	5,600	02/03/2023	(92,960)
Bank of America, NA	SEK	102,014	USD	9,734	02/03/2023	(60,138)
Bank of America, NA	JPY	228,099	USD	1,701	02/09/2023	(45,362)
Bank of America, NA	USD	3,613	JPY	478,589	02/09/2023	52,183
Bank of America, NA	CNH	28,173	USD	3,926	02/16/2023	(158,689)
Bank of America, NA	USD	7,209	CNH	50,314	02/16/2023	86,352
Bank of America, NA	USD	3,475	EUR	3,287	02/27/2023	56,972
Bank of America, NA	USD	4,153	CHF	3,845	03/01/2023	31,415

18 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	1,168	CHF	1,072	03/01/2023	$(1,632)
Bank of America, NA	INR	161,061	USD	1,938	03/16/2023	345
Barclays Bank PLC	KRW	1,870,714	USD	1,436	01/30/2023	(50,801)
Barclays Bank PLC	USD	1,138	SEK	11,663	02/03/2023	(17,924)
Barclays Bank PLC	CNH	9,884	USD	1,370	02/16/2023	(63,583)
Barclays Bank PLC	USD	4,635	CNH	32,973	02/16/2023	146,129
BNP Paribas SA	USD	4,390	MXN	85,770	01/19/2023	(1,115)
Brown Brothers Harriman & Co.	AUD	1,752	USD	1,180	01/19/2023	(13,715)
Brown Brothers Harriman & Co.	CAD	5,452	USD	4,008	01/19/2023	(18,928)
Brown Brothers Harriman & Co.	CHF	1,561	USD	1,705	03/01/2023	5,785
Brown Brothers Harriman & Co.	USD	1,407	CHF	1,298	03/01/2023	5,158
Citibank, NA	GBP	4,300	USD	5,188	01/18/2023	(12,031)
Citibank, NA	USD	31,795	AUD	50,111	01/19/2023	2,345,212
Citibank, NA	USD	41,198	CAD	56,223	01/19/2023	328,364
Citibank, NA	USD	72,615	JPY	10,031,169	02/09/2023	4,198,478
Citibank, NA	CNH	11,147	USD	1,599	02/16/2023	(17,021)
Citibank, NA	EUR	2,375	USD	2,544	02/27/2023	(7,644)
Citibank, NA	INR	1,021,217	USD	12,283	03/16/2023	(3,621)
Deutsche Bank AG	CNH	11,750	USD	1,634	02/16/2023	(69,370)
Deutsche Bank AG	USD	6,726	EUR	6,287	02/27/2023	29,186
Goldman Sachs Bank USA	NOK	17,407	USD	1,791	02/03/2023	11,401
Goldman Sachs Bank USA	JPY	372,588	USD	2,823	02/09/2023	(29,711)
Goldman Sachs Bank USA	USD	1,706	CNH	12,447	02/16/2023	98,600
JPMorgan Chase Bank, NA	KRW	1,503,669	USD	1,171	01/30/2023	(23,826)
JPMorgan Chase Bank, NA	USD	1,774	TWD	53,962	03/16/2023	(4,574)
Morgan Stanley Capital Services LLC	BRL	114,932	USD	21,933	01/04/2023	164,078
Morgan Stanley Capital Services LLC	USD	10,594	BRL	57,466	01/04/2023	290,635
Morgan Stanley Capital Services LLC	USD	11,014	BRL	57,466	01/04/2023	(129,438)
Morgan Stanley Capital Services LLC	GBP	5,653	USD	6,799	01/18/2023	(37,484)
Morgan Stanley Capital Services LLC	USD	1,384	AUD	2,126	01/19/2023	64,417
Morgan Stanley Capital Services LLC	USD	6,110	CAD	8,104	01/19/2023	(123,940)
Morgan Stanley Capital Services LLC	USD	2,726	ILS	9,508	01/19/2023	(19,601)
Morgan Stanley Capital Services LLC	USD	2,365	KRW	3,097,094	01/30/2023	95,711
Morgan Stanley Capital Services LLC	USD	10,859	BRL	57,466	02/02/2023	(39,731)
Morgan Stanley Capital Services LLC	USD	2,190	NOK	21,494	02/03/2023	7,082
Morgan Stanley Capital Services LLC	JPY	325,173	USD	2,400	02/09/2023	(90,417)
Morgan Stanley Capital Services LLC	CNH	68,541	USD	9,806	02/16/2023	(132,043)
Morgan Stanley Capital Services LLC	USD	3,874	CNH	27,278	02/16/2023	81,152

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	USD	2,817	CNH	19,408	02/16/2023	$(2,986)
Morgan Stanley Capital Services LLC	USD	4,652	EUR	4,351	02/27/2023	22,563
Morgan Stanley Capital Services LLC	CHF	37,550	USD	40,596	03/01/2023	(266,585)
Morgan Stanley Capital Services LLC	USD	5,570	SGD	7,499	03/02/2023	33,683
Royal Bank of Scotland PLC	USD	56,711	CNH	405,748	02/16/2023	2,120,734
Standard Chartered Bank	USD	1,358	KRW	1,935,041	01/30/2023	179,773
Standard Chartered Bank	USD	6,445	ZAR	112,776	02/16/2023	166,502
Standard Chartered Bank	INR	259,225	USD	3,114	03/16/2023	(5,113)
Standard Chartered Bank	USD	3,498	TWD	105,118	03/16/2023	(51,796)
State Street Bank & Trust Co.	USD	1,893	AUD	2,815	01/19/2023	24,549
State Street Bank & Trust Co.	USD	1,938	CAD	2,658	01/19/2023	25,380
UBS AG	GBP	7,335	USD	8,968	01/18/2023	97,351
UBS AG	CAD	1,698	USD	1,280	01/19/2023	25,871
UBS AG	USD	4,146	JPY	544,122	02/09/2023	20,902
UBS AG	EUR	71,496	USD	75,472	02/27/2023	(1,347,512)
UBS AG	USD	3,435	EUR	3,244	02/27/2023	50,595

						$10,419,531

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $30,655,753 or 4.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

20 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $696,112,266)	$687,699,906	(a)
Affiliated issuers (cost $19,950,581)	19,950,581
Cash	14
Foreign currencies, at value (cost $171,609)	163,227
Unrealized appreciation on forward currency exchange contracts	13,578,134
Receivable for investment securities sold	5,422,540
Receivable for capital stock sold	3,358,867
Unaffiliated dividends receivable	2,022,175
Affiliated dividends receivable	89,847

Total assets	732,285,291

Liabilities
Unrealized depreciation on forward currency exchange contracts	3,158,603
Cash collateral due to broker	3,052,000
Payable for capital stock redeemed	1,691,475
Payable for investment securities purchased	1,636,301
Payable for capital gains taxes	1,131,197
Advisory fee payable	408,378
Transfer Agent fee payable	39,263
Distribution fee payable	32,871
Administrative fee payable	21,167
Directors’ fee payable	292
Accrued expenses	272,520

Total liabilities	11,444,067

Net Assets	$720,841,224

Composition of Net Assets
Capital stock, at par	$41,879
Additional paid-in capital	762,153,439
Accumulated loss	(41,354,094)

	$720,841,224

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$136,803,881	8,177,488	$16.73	*

C	$965,419	70,018	$13.79

Advisor	$563,142,021	32,433,616	$17.36

R	$3,828,183	238,154	$16.07

K	$2,936,052	177,279	$16.56

I	$860,707	49,844	$17.27

Z	$12,304,961	732,465	$16.80

(a)	Includes securities on loan with a value of $200,686 (see Note E).

*	The maximum offering price per share for Class A shares was $17.47, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 21

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $209,326)	$2,524,834
Affiliated issuers	593,399
Interest	5,352
Securities lending income	4,363	$3,127,948

Expenses
Advisory fee (see Note B)	2,358,221
Transfer agency—Class A	49,318
Transfer agency—Class C	432
Transfer agency—Advisor Class	198,128
Transfer agency—Class R	4,611
Transfer agency—Class K	3,173
Transfer agency—Class I	245
Transfer agency—Class Z	2,284
Distribution fee—Class A	175,680
Distribution fee—Class C	5,024
Distribution fee—Class R	8,867
Distribution fee—Class K	3,966
Custody and accounting	119,409
Registration fees	78,393
Administrative	49,516
Audit and tax	31,285
Printing	25,950
Legal	18,981
Directors’ fees	13,800
Miscellaneous	31,549

Total expenses	3,178,832
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(24,124)

Net expenses		3,154,708

Net investment loss		(26,760)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(25,788,969)
Forward currency exchange contracts		(22,112,262)
Foreign currency transactions		(36,822)
Net change in unrealized appreciation (depreciation) on:
Investments(b)		45,719,427
Forward currency exchange contracts		18,298,516
Foreign currency denominated assets and liabilities		83,151

Net gain on investment and foreign currency transactions		16,163,041

Net Increase in Net Assets from Operations		$16,136,281

(a)	Net of foreign realized capital gains taxes of $74,881.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $618,219.

See notes to financial statements.

22 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(26,760)	$5,539,753
Net realized gain (loss) on investment and foreign currency transactions	(47,938,053)	7,695,740
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	64,101,094	(255,777,052)

Net increase (decrease) in net assets from operations	16,136,281	(242,541,559)
Distributions to Shareholders
Class A	(712,228)	(12,325,418)
Class C	(5,738)	(107,742)
Advisor Class	(2,848,509)	(37,337,185)
Class R	(20,775)	(290,473)
Class K	(15,353)	(379,543)
Class I	(4,341)	(40,765)
Class Z	(67,436)	(10,045)
Capital Stock Transactions
Net increase	4,798,816	196,590,406

Total increase (decrease)	17,260,717	(96,442,324)
Net Assets
Beginning of period	703,580,507	800,022,831

End of period	$720,841,224	$703,580,507

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 23

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Sustainable International Thematic Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective July 27, 2021 the Fund commenced offering of Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

24 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then

26 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2022:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials		$18,766,196		$144,451,043		$	– 0	–	$163,217,239
Information Technology		40,801,566		122,337,145			– 0	–	163,138,711
Health Care		54,258,680		74,855,885			– 0	–	129,114,565
Consumer Staples		– 0	–	71,175,637			– 0	–	71,175,637
Industrials		11,235,067		42,763,379			– 0	–	53,998,446
Materials		– 0	–	49,239,273			– 0	–	49,239,273
Consumer Discretionary		10,586,266		7,360,199			– 0	–	17,946,465
Utilities		– 0	–	14,755,196			– 0	–	14,755,196
Energy		– 0	–	13,806,365			– 0	–	13,806,365
Communication Services		– 0	–	7,089,725			– 0	–	7,089,725
Short-Term Investments:
Investment Companies		19,950,581		– 0	–		– 0	–	19,950,581
Time Deposits		– 0	–	4,218,284			– 0	–	4,218,284

Total Investments in Securities		$155,598,356		$552,052,131	†	$	– 0	–	$707,650,487
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$13,578,134			– 0	–	$13,578,134
Liabilities
Forward Currency Exchange Contracts	$	– 0	–	(3,158,603)			– 0	–	(3,158,603)

Total		$155,598,356		$562,471,662		$	– 0	–	$718,070,018

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NOTES TO FINANCIAL STATEMENTS (continued)

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.50%, 2.25%, 1.25%, 1.75%, 1.50%, 1.25% and 1.25% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until October 31, 2023 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the six months ended December 31, 2022, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Adviser. For the six months ended December 31, 2022, the reimbursement for such services amounted to $49,516.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $90,415 for the six months ended December 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $179 from the sale of Class A shares and received $58 and $146 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2022, such waiver amounted to $24,036.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2022 is as follows:

Fund	Market Value 06/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/22 (000)		Dividend Income (000)
Government Money Market Portfolio	$44,903		$102,149	$127,101	$19,951		$593
Government Money Market Portfolio*	– 0	–	7,665	7,665	– 0	–	0	**

Total					$19,951		$593

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,461,120, $878,687 and $238,922 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$120,973,711		$118,938,123
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$73,154,101
Gross unrealized depreciation	(71,146,930)

Net unrealized appreciation	$2,007,171

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended December 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$13,578,134	Unrealized depreciation on forward currency exchange contracts	$3,158,603

Total		$13,578,134		$3,158,603

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(22,112,262)	$18,298,516

Total		$(22,112,262)	$18,298,516

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$370,392,928
Average principal amount of sale contracts	$231,094,264

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$2,938,843	$(578,093)		$(2,360,750)		$	– 0	–	– 0	–
Barclays Bank PLC	146,129	(132,308)		– 0	–		– 0	–	13,821
Brown Brothers Harriman & Co.	10,943	(10,943)		– 0	–		– 0	–	– 0	–
Citibank, NA	6,872,054	(40,317)		– 0	–		– 0	–	6,831,737
Deutsche Bank AG	29,186	(29,186)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	110,001	(29,711)		– 0	–		– 0	–	80,290
Morgan Stanley Capital Services LLC	759,321	(759,321)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	2,120,734	– 0	–	– 0	–		– 0	–	2,120,734
Standard Chartered Bank	346,275	(56,909)		(252,000)			– 0	–	37,366
State Street Bank & Trust Co.	49,929	– 0	–	– 0	–		– 0	–	49,929
UBS AG	194,719	(194,719)		– 0	–		– 0	–	– 0	–

Total	$13,578,134	$(1,831,507)		$(2,612,750)		$	– 0	–	$9,133,877	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$578,093	$(578,093)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	132,308	(132,308)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	1,115	– 0	–		– 0	–		– 0	–		1,115
Brown Brothers Harriman & Co.	32,643	(10,943)			– 0	–		– 0	–		21,700
Citibank, NA	40,317	(40,317)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	69,370	(29,186)			– 0	–		– 0	–		40,184
Goldman Sachs Bank USA	29,711	(29,711)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	28,400	– 0	–		– 0	–		– 0	–		28,400
Morgan Stanley Capital Services LLC	842,225	(759,321)			– 0	–		– 0	–		82,904
Standard Chartered Bank	56,909	(56,909)			– 0	–		– 0	–		– 0	–
UBS AG	1,347,512	(194,719)			– 0	–		– 0	–		1,152,793

Total	$3,158,603	$(1,831,507)		$	– 0	–	$	– 0	–		$1,327,096	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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NOTES TO FINANCIAL STATEMENTS (continued)

marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2022 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$200,686	$	– 0 –	$234,124	$4,101	$262	$88

*	As of December 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class A
Shares sold	79,868	314,357	$1,318,102	$6,906,273

Shares issued in reinvestment of distributions	35,656	467,994	611,140	10,604,736

Shares converted from Class C	5,224	9,130	88,061	202,161

Shares redeemed	(940,618)	(972,506)	(16,166,932)	(20,255,707)

Net decrease	(819,870)	(181,025)	$(14,149,629)	$(2,542,537)

Class C
Shares sold	9,805	9,583	$137,121	$177,999

Shares issued in reinvestment of distributions	387	5,343	5,469	100,707

Shares converted to Class A	(6,323)	(10,905)	(88,061)	(202,161)

Shares redeemed	(15,675)	(12,457)	(214,713)	(228,805)

Net decrease	(11,806)	(8,436)	$(160,184)	$(152,260)

Advisor Class
Shares sold	4,537,500	10,950,810	$78,601,602	$247,911,183

Shares issued in reinvestment of distributions	153,570	1,445,892	2,730,482	33,906,174

Shares redeemed	(3,579,813)	(4,454,273)	(61,636,559)	(95,797,274)

Net increase	1,111,257	7,942,429	$19,695,525	$186,020,083

Class R
Shares sold	31,586	76,222	$518,116	$1,722,293

Shares issued in reinvestment of distributions	1,261	13,276	20,774	290,468

Shares redeemed	(10,098)	(99,235)	(168,060)	(2,207,260)

Net increase (decrease)	22,749	(9,737)	$370,830	$(194,499)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022

Class K
Shares sold	25,792	50,980	$417,644	$1,090,167

Shares issued in reinvestment of distributions	905	16,891	15,353	379,539

Shares redeemed	(61,504)	(220,496)	(981,922)	(4,614,873)

Net decrease	(34,807)	(152,625)	$(548,925)	$(3,145,167)

Class I
Shares sold	22,355	3,429	$357,155	$74,012

Shares issued in reinvestment of distributions	235	1,621	4,154	37,812

Shares redeemed	(6,021)	(12,571)	(94,214)	(310,557)

Net increase (decrease)	16,569	(7,521)	$267,095	$(198,733)

Class Z
Shares sold	146,773	838,070	$2,445,126	$18,014,255

Shares issued in reinvestment of distributions	1,091	417	18,773	9,466

Shares redeemed	(187,867)	(66,019)	(3,139,795)	(1,220,202)

Net increase (decrease)	(40,003)	772,468	$(675,896)	$16,803,519

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does

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NOTES TO FINANCIAL STATEMENTS (continued)

so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large- capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

40 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2023 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,591,140	$3,194,891
Net long-term capital gains	41,900,031	6,379,600

Total taxable distributions paid	$50,491,171	$9,574,491

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$4,558,684
Other losses	(2,024,854	)(a)
Unrealized appreciation (depreciation)	(56,349,825	)(b)

Total accumulated earnings (deficit)	$(53,815,995)

(a)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $2,024,854.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.46	$ 23.53	$ 17.76	$ 16.45	$ 18.61	$ 17.77

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.09	(.03)	(.05)	.02	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(5.79)	6.18	1.56	(.14)	.75

Net increase (decrease) in net asset value from operations	.36	(5.70)	6.15	1.51	(.12)	.84

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)	(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 16.73	$ 16.46	$ 23.53	$ 17.76	$ 16.45	$ 18.61

Total Return

Total investment return based on net asset value(c)	2.16%	(25.82)%	34.79%	9.19%	1.03%	4.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$136,804	$148,069	$215,976	$164,508	$175,100	$205,869

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	1.06	%(e)	1.03%	1.19%	1.33%	1.44%	1.39%

Expenses, before waivers/ reimbursements(d)†	1.07	%(e)	1.03%	1.19%	1.34%	1.45%	1.40%

Net investment income (loss)(b)	(.21	)%(e)	.40%	(.14)%	(.31)%	.14%	.46%

Portfolio turnover rate	18%	28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.63	$ 19.86	$ 15.15	$ 14.17	$ 16.47	$ 15.84

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.07)	(.17)	(.16)	(.11)	(.08)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	(4.79)	5.26	1.34	(.15)	.71

Net increase (decrease) in net asset value from operations	.25	(4.86)	5.09	1.18	(.26)	.63

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)	(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 13.79	$ 13.63	$ 19.86	$ 15.15	$ 14.17	$ 16.47

Total Return

Total investment return based on net asset value(c)	1.80%	(26.39)%	33.77%	8.34%	.26	%*	3.98	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$965	$1,115	$1,793	$2,643	$4,736	$8,621

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	1.83	%(e)	1.79%	1.94%	2.09%	2.19%	2.14%

Expenses, before waivers/ reimbursements(d)†	1.84	%(e)	1.79%	1.95%	2.09%	2.20%	2.16%

Net investment loss(b)	(.98	)%(e)	(.38)%	(.93)%	(1.10)%	(.74)%	(.46)%

Portfolio turnover rate	18%	28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.06		$ 24.28	$ 18.27	$ 16.87	$ 18.99	$ 18.08

Income From Investment Operations

Net investment income(a)(b)	.00	(f)	.16	.05	.01	.11	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		(6.01)	6.34	1.59	(.19)	.77

Net increase (decrease) in net asset value from operations	.39		(5.85)	6.39	1.60	(.08)	.91

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)		(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 17.36		$ 17.06	$ 24.28	$ 18.27	$ 16.87	$ 18.99

Total Return

Total investment return based on net asset value(c)	2.26%		(25.64)%	35.13%	9.50%	1.23%*	5.03	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$563,142		$534,213	$567,611	$223,606	$89,254	$44,697

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	.82	%(e)	.78%	.94%	1.07%	1.19%	1.14%

Expenses, before waivers/ reimbursements(d)†	.82	%(e)	.79%	.94%	1.08%	1.20%	1.15%

Net investment income(b)	.05	%(e)	.74%	.24%	.04%	.68%	.73%

Portfolio turnover rate	18%		28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 15.85		$ 22.82	$ 17.30	$ 16.09	$ 18.31	$ 17.53

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)		(.01)	(.13)	(.11)	(.03)	.01

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(5.59)	6.03	1.52	(.15)	.77

Net increase (decrease) in net asset value from operations	.31		(5.60)	5.90	1.41	(.18)	.78

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)		(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 16.07		$ 15.85	$ 22.82	$ 17.30	$ 16.09	$ 18.31

Total Return

Total investment return based on net asset value(c)	1.92%		(26.20)%	34.26%	8.77%	.69%*	4.45	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,828		$3,414	$5,137	$4,976	$7,067	$9,234

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	1.51	%(e)	1.49%	1.62%	1.69%	1.75%	1.70%

Expenses, before waivers/ reimbursements(d)†	1.51	%(e)	1.49%	1.63%	1.70%	1.76%	1.72%

Net investment income (loss)(b)	(.65	)%(e)	(.06)%	(.61)%	(.68)%	(.18)%	.08%

Portfolio turnover rate	18%		28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

46 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.30	$ 23.36	$ 17.65	$ 16.36	$ 18.52	$ 17.68

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	.04	(.07)	(.06)	.02	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(5.73)	6.16	1.55	(.14)	.72

Net increase (decrease) in net asset value from operations	.35	(5.69)	6.09	1.49	(.12)	.84

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)	(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 16.56	$ 16.30	$ 23.36	$ 17.65	$ 16.36	$ 18.52

Total Return

Total investment return based on net asset value(c)	2.12%	(25.97)%	34.66%	9.12%	1.03%	4.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,936	$3,458	$8,520	$7,609	$6,376	$7,391

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	1.19	%(e)	1.18%	1.31%	1.38%	1.44%	1.40%

Expenses, before waivers/ reimbursements(d)†	1.20	%(e)	1.18%	1.32%	1.39%	1.45%	1.42%

Net investment income (loss)(b)	(.33	)%(e)	.19%	(.31)%	(.36)%	.13%	.61%

Portfolio turnover rate	18%	28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios.	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2022 (unaudited)		Year Ended June 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.96		$ 24.17	$ 18.19	$ 16.80	$ 18.90	$ 17.97

Income From Investment Operations

Net investment income (loss)(a)(b)	.00	(f)	.12	(.01)	(.01)	.08	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(5.96)	6.37	1.60	(.14)	.75

Net increase (decrease) in net asset value from operations	.40		(5.84)	6.36	1.59	(.06)	.93

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)		(1.37)	(.38)	(.20)	(2.04)	– 0	–

Net asset value, end of period	$ 17.27		$ 16.96	$ 24.17	$ 18.19	$ 16.80	$ 18.90

Total Return

Total investment return based on net asset value(c)	2.33%		(25.71)%	35.12%	9.48%	1.35%*	5.17	%*

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$861		$565	$986	$1,090	$1,713	$1,981

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)†	.82	%(e)	.84%	.98%	1.05%	1.09%	1.03%

Expenses, before waivers/ Reimbursements(d)†	.83	%(e)	.84%	.99%	1.06%	1.10%	1.05%

Net investment income (loss)(b)	.04	%(e)	.55%	(.03)%	(.03)%	.49%	.91%

Portfolio turnover rate	18%		28%	33%	37%	45%	36%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(e)	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 49.

48 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2022 (unaudited)	July 27, 2021(g) to June 30, 2022

Net asset value, beginning of period	$ 16.50	$ 23.66

Income From Investment Operations

Net investment income(a)(b)	.01	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(6.09)

Net increase (decrease) in net asset value from operations	.39	(5.79)

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.09)	(1.37)

Net asset value, end of period	$ 16.80	$ 16.50

Total Return

Total investment return based on net asset value(c)	2.33%	(26.06)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,305	$12,747

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)(e)†	.78%	.77%

Expenses, before waivers/ reimbursements(d)(e)†	.79%	.78%

Net investment income(b)(e)	.09%	1.71%

Portfolio turnover rate	18%	28%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios(e)	.01%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2022 and the years ended June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018 such waiver amounted to 0,01% (annualized), 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(e)	Annualized.

(f)	Amount is less than $0.005.

(g)	Commencement of distribution.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 49

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Daniel C. Roarty(2), Vice President William Johnston(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Johnston are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 51

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

52 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable International Thematic Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 53

The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 59

NOTES

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AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SIT-0152-1222

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable International Thematic Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 27, 2023